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                                                                  EXHIBIT 23.2
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The Board of Directors
FirstAmerica Automotive, Inc.

We consent to the use of our report incorporated herein by reference in the Registration Statement (Form S-8) of FirstAmerica Automotive, Inc.


                                               /s/ KPMG LLP
                                               ------------
                                               KPMG LLP


San Francisco, California
March 15, 1999